Exhibit 10.1

DEFINITVE AGREEMENT

This DEFINITIVE AGREEMENT (the “Agreement”), dated the 12th day of December, 2008, sets forth the mutual understanding and agreement in principle between Alternate Energy Corp. a Nevada corporation (“ARGY”) and Treaty Petroleum, Inc., a Texas corporation (“Treaty” or the “Company”) pursuant to which Treaty will merge with “AEC Sub”, a wholly-owned subsidiary of Alternate Energy (the “Merger”).  In consideration of the Merger, the shareholders of Treaty will receive at the closing a number of shares of Alternate Energy’s common stock, which upon issuance would represent ninety percent (90%) of Alternate Energy’s common stock.  Upon completion of the Merger the surviving company’s name will be changed to Treaty Energy Corporation.

WHEREAS, the respective Boards of Directors of ARGY and Treaty deem it advisable and in the best interests of their respective stockholders to consummate the business combination provided for herein; and

WHEREAS, in furtherance thereof, the respective Boards of Directors of ARGY and Treaty have approved this Agreement and the Merger, upon the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, the Board of Directors of ARGY has authorized the issuance of shares of its Common Stock pursuant to the Merger; and

WHEREAS, the Board of Directors of Treaty has adopted a resolution approving the Merger, declaring its advisability and determined to recommend to the stockholders of Company the adoption of this Agreement; and

WHEREAS, for federal income tax purposes, it is intended that this merger of Treaty with AEC Sub pursuant to this Agreement shall qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986.

NOW, THEREFORE, in consideration of the foregoing premises and the respective representations and warranties, covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE I

THE TRANSACTION

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1.1

The Merger. Subject to the terms and conditions of this Agreement and the Certificate of Merger in such form as is required by the relevant provisions of Nevada Corporate Law (the "NCL”), at the Effective Time Treaty shall be merged with and into AEC Sub, (the "MERGER"). As a result of the Merger, the outstanding shares of capital stock of Treaty shall be converted or canceled in the manner provided in Article II of this Agreement, the separate corporate existence of Treaty shall cease and ARGY Sub shall be the surviving corporation following the Merger, with the name of ARGY immediately changed to Treaty Energy Corporation upon the Closing.  ARGY (renamed “Treaty”), as the surviving corporation following the Merger, is sometimes referred to herein as the "SURVIVING CORPORATION."

1.2

Closing. Effective Time. The closing of the Merger (the "CLOSING") shall take place at the offices of Jonathan D. Leinwand, P.A., at 2:00 p.m. on a date to be specified by the parties after satisfaction (or waiver) of the conditions set forth in Article VII (other than those conditions that by their nature will be satisfied at the Closing), unless another time, date and/or place is agreed to in writing by the parties.  The date upon which the Closing occurs is herein referred to as the "CLOSING DATE."  Simultaneously with, or as soon as practicable following the Closing, ARGY, renamed Treaty upon the Closing, as the surviving corporation, shall file the Certificate of Merger with the Secretary of State of the State of Nevada.  The Merger shall become effective at such time as the Certificate of Merger is so filed or at such later time as is set forth in the Certificate of Merger, if different, which time is hereinafter referred to as the "EFFECTIVE TIME."

1.3

Effects of the Merger.

(a)

At and after the Effective Time, the Merger shall have the effects specified in Nevada Corporate Law (“NCL”).

(b)

At the Effective Time, the Certificate of Incorporation of Treaty shall be the Certificate of Incorporation of the Surviving Corporation until amended thereafter in accordance with applicable Nevada law.

(c)

At the Effective Time, the Bylaws of Treaty shall be the Bylaws of the Surviving Corporation until amended thereafter in accordance with applicable Nevada law.

(d)

At the Effective Time, the directors and officers of Treaty immediately prior to the Effective Time shall remain the directors and officers of the Surviving Corporation, each to hold office until their respective death, permanent disability, resignation or removal or until their respective successors are duly elected and qualified, all in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation and applicable Law.

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1.4

Post-Merger Actions. Promptly after the Effective Time:

(a)

the Board of Directors of Treaty will amend the Bylaws of Treaty to permit a Board of Directors of not less than one (1) nor more than twelve (12) directors;

(b)

the Board of Directors of Treaty shall appoint as directors to fill some or all of such vacancies such persons as the management of the Company shall designate, which designees shall include a sufficient number of independent directors to comply with the requirements of The Sarbanes-Oxley Act of 2002 and the rules and requirements of the OTCBB;

(c)

the officers of ARGY and the directors of ARGY prior to the Effective Time shall resign as officers and directors of ARGY;

(d)

the Board of Directors shall elect new officers of ARGY.

1.5

Further Assurances. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its right, title and interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of ARGY, or (b) otherwise to carry out the purposes of this Agreement, the Surviving Corporation and its proper officers and directors or their designees shall be authorized to execute and deliver, in the name and on behalf of ARGY, all such deeds, bills of sale, assignments and assurances and to do, in the name and on behalf of ARGY, all such other acts and things as may be necessary, desirable or proper to vest, perfect or confirm the Surviving Corporation's right, title and interest in, to and under any of the rights, privileges, powers, franchises, properties or assets of ARGY and otherwise to carry out the purposes of this Agreement.

1.6

ADDITIONAL CONSIDERATION.

As additional consider for the Merger, Treaty shall provide $500,000 in cash to be used as follows:

ARGY, agrees to pay off those creditors set forth on Exhibit 2 (see Exhibit 2 attached hereto) for a total of about $286,000, in accordance with a payment schedule (see “Exhibit 2 – Payment Schedule” attached hereto), to be made a part of this Agreement.  Of the $150,000 intended to be paid at or prior to the Closing, as of 12-8-08 Treaty has already advanced $71,070 to ARGY or paid on behalf of ARGY to certain of its creditors.  In the event this Merger does not close for any reason, all such pre-paid amounts will be considered owed by ARGY to Treaty.

As security for the $350,000 to be paid after the closing, or any portion of the $150,000 not paid prior closing, the Escrow Agent is to hold in Escrow 10,000,000 of the post-reverse split shares out of the shares to be delivered to TK

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Holdings, with such Escrowed shares to be released to TK Holdings upon full payment of any remaining part of the $500,000 cash portion of this transaction to the Escrow Agent for further distribution to ARGY creditors as per Exhibit 2. A Note shall be issued by Treaty to the Escrow Account in the amount of $428,930 or whatever the portion of the $500,000 consideration that has not been paid at time of the closing.

Immediately prior, and as a part of the Closing of this merger transaction, ARGY management will cancel the $449,392 “Debt Available for Payment to Management” that remains on the books of ARGY in return for the divestiture of the any remaining business operations of ARGY to the departing management.

ARTICLE II

EFFECT ON CAPITAL STOCK; SURRENDER OF CERTIFICATES AND PAYMENT

2.1

Effect on Capital Stock. At the Effective Time, by virtue of the Merger, pursuant to this Agreement, upon the closing of the merger, the 369,501,136 share held by holders of ARGY common stock immediately prior to the closing will be reverse split on a 8.032633:1 ratio (the “Reverse Split Ratio”) to 46,000,000 shares,  with the shareholders of Treaty to be issued 414,000,000 shares of common stock upon the closing (with 397,440,000 of such shares to be issued to TK Holdings; and 16,560,000 of such shares to be issued to Osprey Partners’s designee, Michael A. Mulshine), constituting 90% of the issued and outstanding common stock of ARGY.  (see Exhibit 1 attached hereto).

The shares of ARGY common stock to be received by the Treaty shareholders will be subject to the rights and restrictions of Rule 144, and thus will not become eligible for resale for at least six (6) months after the Closing.

(a)

Each share of Company Common Stock held in Company's treasury shares immediately prior to the Effective Time shall not represent the right to receive any Merger consideration, and each such share shall be canceled and retired and shall cease to exist, and no cash, securities or other property shall be payable in respect thereof;

(b)

Each Company Stockholder (after aggregating the fractional shares of ARGY Common Stock that would otherwise be received by such holder) shall be entitled only to the number of shares of ARGY Common Stock to which such Company Stockholder is entitled by virtue of Section 2.1

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rounded down to the nearest whole number.  No fractional shares of ARGY Common Stock shall be issued in connection with the Merger.

(c)

Unless the value of the fractional share of ARGY Common Stock which otherwise would have been issued by virtue of the Merger to a Company Stockholder exceeds an aggregate cash amount of One Dollar ($1.00), determined as provided below, such Company Stockholder shall not be entitled to receive a cash payment in lieu of a fractional share of ARGY Common Stock. In the event that the value of the fractional share of ARGY Common Stock to be issued by virtue of the Merger to a Company Stockholder exceeds One Dollar ($1.00), any such Company Stockholder entitled to receive a fractional share of ARGY Common Stock will be entitled to receive a cash payment in lieu of such fractional share in an amount determined by ARGY to be equal to such fraction multiplied by the arithmetic mean of the closing prices of ARGY Common Stock on the OTCBB, or whatever market they may be trading on, over the twenty (20) trading days ending three (3) trading days prior to the Closing.

(d)

If between the date of this Agreement and the Effective Time, there shall be any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares or any similar event with respect to Company Common Stock or ARGY Common Stock, the reverse split ratio and the merger consideration and any other amounts payable pursuant to this Agreement shall be correspondingly adjusted to the extent appropriate to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares or similar event.

2.2

Exchange of Company Shares, Cash and Surrender of Stock Certificates.

(a)

Following the execution hereof, ARGY shall enter into an agreement with Computershare Trust Company, Inc., its transfer agent, or such other escrow agent (the “Escrow Agent”), that may be designated by ARGY and is reasonably satisfactory to Company.  Upon Company's receipt of Company Stockholder Approval, ARGY shall deposit, or shall cause to be deposited, with the Escrow Agent, for the benefit of Company Stockholders, certificates representing the shares of ARGY Common Stock issuable pursuant to Section 2.1 in respect of Company Shares.  In the event that any amount is payable to any Company Stockholders pursuant to Section 2.1, ARGY shall also deposit with the Escrow Agent cash in an amount sufficient to make the payments in lieu of fractional shares pursuant to Section 2.1(c). Treaty shall also put on deposit with the Escrow Agent prior to the Closing any funds that are to be distributed at the time of the Closing to the departing management and/or certain creditors listed in Exhibit 2 attached hereto.  The certificates, together with any cash for payout at the Closing and in dividends or distributions with

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respect thereto and any cash made available in lieu of fractional shares, are hereinafter referred to as the "EXCHANGE FUND".

(b)

All shares of Treaty shall be delivered to the Escrow Agent prior to the Closing, such that the certificates representing Treaty Shares ("CERTIFICATES") are in possession of the Escrow Agent for use in exchanging Company Shares for the Merger Consideration payable in respect of such Company Shares.  Upon surrender to the Escrow Agent of a Certificate for cancellation, together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may be reasonably required pursuant to such instructions, the holder of such Company Shares shall be entitled to receive in exchange therefore that number of whole shares of ARGY Common Stock to which the holder thereof is entitled pursuant to Section 2.1, as detailed in Exhibit 1 hereto and payment in lieu of fractional shares which such holder is entitled to receive pursuant to Section 2.1(c) in the event that the fractional shares of ARGY Common Stock to be issued by virtue of the Merger to Company Stockholders exceeds an aggregate cash amount of One Dollar ($1.00) and any dividends or distributions payable pursuant to Section 2.1 and the Certificate so surrendered forthwith shall be canceled.

(c)

All shares of ARGY Common Stock issued in accordance with the terms hereof, including any cash paid in respect thereof pursuant to Section 2.1(c), upon surrender of the Certificates in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to Company Shares theretofore represented by Certificates.  At the close of business at 5:00 pm on the day immediately preceding the Effective Time, the stock transfer books of Company shall be closed and there shall be no further registration of transfers of Company Shares thereafter on the records of Company.  From and after the Effective Time, Company Stockholders shall cease to have any rights with respect to Company Shares outstanding immediately prior to the Effective Time, except as otherwise provided in this Agreement or by Law.  On or after the Effective Time, any Certificates presented to the Escrow Agent or ARGY for any reason shall be canceled and exchanged for the Merger Consideration provided for in Section 2.1.

(d)

Any portion of the Exchange Fund that remains undistributed to Company Stockholders for six (6) months after the Effective Time shall be redelivered to ARGY, and any Company Stockholders who have not theretofore complied with this Article II shall thereafter look only to ARGY for the Merger Consideration to which they are entitled pursuant to Section 2.1.

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(e)

Notwithstanding anything to the contrary contained herein, and in particular Sections 2.1 and this Section 2.2, ARGY shall be bound by and fulfill any contractual obligations to any limited number of shareholders of Company who may by virtue of a contract between the Company and such shareholder be entitled to a different (larger or smaller) number of shares of ARGY Common Stock than that prescribed by Section 2.1.  ARGY shall give special instructions to the Escrow Agent with respect to such shareholders and shall adjust the number of shares (up or down) to be received by all other shareholders of the Company on a pro rata basis.

(f)

Notwithstanding anything to the contrary contained herein, each Person entitled to receive shares of ARGY Company Stock under this Section 2.2 shall receive them on the condition and subject to the requirement of Rule 144.

2.3

Distributions with Respect to Unexchanged Company Shares. Notwithstanding any other provisions of this Agreement, no dividends or other distributions on shares of ARGY Common Stock shall be paid with respect to any Company Share until such Company Share is surrendered for exchange as provided herein.  No Company Stockholder shall be entitled, until the surrender of such Certificate, to vote the shares of ARGY Common Stock which such holder shall have the right to receive pursuant to this Article II.

2.4

No Further Ownership Rights in Company Common Stock. The payment of the relevant portion of the Merger Consideration in respect of each Company Share (and any amounts payable pursuant to Sections 2.1 shall be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to each such Company Share, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of Company Shares which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented for transfer to the Surviving Corporation, they shall be canceled and exchanged for certificates representing shares of ARGY Common Stock in accordance with the procedures set forth in this Article II.

2.5

Lost, Stolen or Destroyed Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed, and, if required by the Surviving Corporation or the Escrow Agent, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation or Escrow Agent may direct, as indemnity against any claim that may be made against it with respect to such Certificate and the payment of any fee charged by the Escrow Agent for such service, the Escrow Agent will issue in exchange for such lost, stolen or destroyed Certificate the number of shares of ARGY Common Stock (and cash, if any) to which the holder thereof is entitled pursuant to Sections 2.1 and 2.2.

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2.6

Dissenters' Rights.

(a)

Notwithstanding anything in this Agreement to the contrary, any shares of Company Common Stock held by any Company Stockholder who shall have demanded and not lost or withdrawn, or who shall be eligible to demand, appraisal rights with respect to such shares of Company Common Stock in the manner provided in the NCL ("DISSENTING SHARES") shall not represent the right to receive any portion of the Merger Consideration. If any Company Stockholder shall fail to perfect or shall effectively withdraw or lose his right to appraisal and payment under the NCL, as the case may be, each share of Company Common Stock held by such Company Stockholder shall thereupon, in accordance with and subject to the provisions set forth in this Article II, represent the right to receive its portion of the Merger Consideration.

(b)

Both Company and ARGY, as the case may be, shall give one another prompt notice of any demands for appraisal received by Company or ARGY, withdrawals of such demands and any other communications received by Company or ARGY in connection with any demands for appraisal.  Company may voluntarily make any payment with respect to any such demands.  Company shall have the right to control all negotiations and proceedings with respect to demands for appraisal, including the right to settle any such demands.

2.7

Company Stock Options. At the Effective Time, each Company Stock Option outstanding shall, by virtue of the Merger and without any further action on the part of Company or the holder thereof, be assumed by ARGY (each, a "REPLACEMENT OPTION").  To the extent that they replace options which qualify as "incentive stock options," each Replacement Option will be intended to qualify as an "incentive stock option" under the Code (although ARGY makes no representation and warranty whatsoever that such options will so qualify).  Each Replacement Option shall be subject to the same terms and conditions as the applicable Company Stock Option it replaced, except that, provided the relevant Company Stock Option does not otherwise provide, (a) each such Replacement Option shall be exercisable for, and represent the right to acquire, that whole number of shares of ARGY Common Stock (rounded down to the nearest whole share) equal to the number of shares of Company Common Stock subject to such Company Stock Option divided by the Reverse Split Ratio, and (b) the exercise price per share of ARGY Common Stock shall be an amount equal to the exercise price per share of the shares of Company Common Stock subject to such Company Stock Option in effect immediately prior to the Effective Time multiplied by the Reverse Split Ratio (the exercise price per share, as so determined, being rounded up to the nearest full cent).  ARGY shall reserve for issuance a sufficient number of shares of ARGY Common Stock for delivery upon exercise of the Replacement Options granted in accordance with this Section

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2.7. "COMPANY STOCK OPTION" means an option to purchase shares of Company Common Stock.

2.8

Company Warrants. At the Effective Time, each outstanding warrant to purchase shares of Company Common Stock (each, a "COMPANY WARRANT") shall, to the extent that such Company Warrant does not expire in accordance with its terms upon consummation of the Merger, be converted into a warrant to acquire, on the same terms and conditions as were applicable under such Company Warrant, provided the relevant Company Warrant does not otherwise provide, that number of shares of ARGY Common Stock (rounded down to the nearest whole share) equal to the number of shares of Company Common Stock subject to such Company Warrant divided by the Reverse Split Ratio (such new warrant, the "REPLACEMENT WARRANT"), at an exercise price per share (rounded up to the nearest whole cent) equal to (y) the exercise price per share of Company Common Stock subject to such Company Warrant multiplied by (z) the Reverse Split Ratio. Any restriction on exercise of any Company Warrant shall continue in full force and effect and the term, exercisability, schedule and other provisions of such Company Warrant shall continue in full force and effect. At or prior to the Effective Time, Company shall take all reasonable action, if any, necessary with respect to each Company Warrant to permit the replacement of such Company Warrant by ARGY pursuant to this Section 2.8 and to ensure that holders of Company Warrants have no rights with respect thereto greater than those specifically provided herein.

2.9

Company Exchangeable Shares. At the Effective Time, each outstanding exchangeable share issuable pursuant to certain outstanding warrants that are included in a consulting agreement between Treaty and Osprey Partners (“Osprey”), which would become exchangeable for Company Common Stock post-Merger (each, a "COMPANY EXCHANGEABLE SHARE").  Osprey was granted common stock purchase warrants (“Warrants”) entitling Osprey to purchase up to 0.5% of the number of shares of its common stock that are issued and outstanding immediately following the Closing of the merger (estimated at 2,300,000 shares), at an exercise price of $0.10 per share, at any time up to the seventh anniversary of the date of the Closing.

The shares underlying these Warrants shall have “piggy back” rights on the next registration statement to be filed with the SEC by the Company.  These Warrants shall vest monthly at the rate of 1/12th of the total number of Warrants per month, with the first 1/12th warrants to vest on the Closing.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF COMPANY

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The Company represents and warrants to ARGY that the statements contained in this Article III are true and correct.

3.1

Organization and Good Standing. Company is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, has all requisite power to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which it owns or leases property or conducts any business so as to require such qualification.

(a)

Company has all necessary corporate power and authority to enter into this Agreement, and subject in the case of the consummation of the Merger to Company Stockholder Approval, to perform its obligations. The execution by Company of this Agreement has been duly authorized by all necessary corporate action on the part of Company, subject in the case of the consummation of the Merger to Company Stockholder Approval. The only stockholder approval required for the adoption of this Agreement is the delivery to Company of written consents in favor of adoption of this Agreement from the holders of a majority of the outstanding shares of Common Stock (the "COMPANY STOCKHOLDER APPROVAL"). This Agreement has been duly executed and delivered by Company and, assuming Company Stockholder Approval and due authorization, execution by ARGY constitutes the valid and binding obligation of Company, enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting or relating to creditors' rights generally, and (ii) the availability of injunctive relief and other equitable remedies.

(b)

The Board of Directors of Company has, by the unanimous vote of all directors then in office, (i) approved this Agreement and the transactions contemplated hereby, (ii) determined that the Merger is advisable and in the best interests of Company Stockholders and (iii) resolved to recommend that Company Stockholders adopt this Agreement and directed that this Agreement be submitted to Company Stockholders for adoption. Such resolutions have not been rescinded and are in full force and effect.

3.2

Financial Statements.

(a)

True and complete copies of Company's audited consolidated financial statements consisting of the consolidated balance sheet of Company as at December 31 in each of the years 2006 and 2007 and the related statements of income and retained earnings, stockholders' equity and cash flow, for the years then ended (the "AUDITED FINANCIAL

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STATEMENTS"), are understood to be in preparation, such that they will be completed and ready for filing as part of an 8-K filing with the SEC as required by regulations on such matters.  The unaudited Financial Statements for the years ended December 31, 2006 and 2007 will be provided as a part of the Company’s Disclosure Schedule.

(b)

The Financial Statements are true, complete and correct and have been prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved, subject, in the case of any Interim Financial Statements, to normal year-end adjustments (the effect of which will not be materially adverse) and the absence of notes (that, if presented, would not differ materially from those to be presented in the Audited Financial Statements). The Financial Statements are based on the books and records of Company, and fairly present the financial condition of Company as of the respective dates they were prepared and the results of the operations of Company for the periods indicated. The consolidated balance sheet of Company as of December 31, 2007 is referred to herein as the "BALANCE SHEET" and the date thereof as the "BALANCE SHEET DATE". Company maintains a standard system of accounting established and administered in accordance with GAAP.

3.3

Compliance with Law.

(a)

Company has complied with each, and is not in violation of, any applicable Law to which Company or any of its business, operations, assets or properties is or has been subject, except where failure to do so would not have a Material Adverse Effect on Company.

(b)

No event has occurred and no circumstances exist that (with or without the passage of time or the giving of notice) may result in a violation of, conflict with or failure on the part of Company to comply with, any Law.  Company has not received notice regarding any such violation of, conflict with, or failure to comply with, any Law.

3.4

Brokers or Finders. Company shall indemnify and hold harmless ARGY and the officers, directors, and consultants of ARGY from any obligations or liabilities to any person or entity engaged by or to whom the Company is liable for brokerage and/or finders fees for services rendered in connection with the Merger contemplated by this Agreement.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF ARGY

ARGY represents and warrants to Company that the statements contained in this Article IV are true and correct.

4.1

Organization and Good Standing. ARGY is duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation. ARGY is duly qualified, licensed or admitted to do business and is in good standing in each jurisdiction in which the ownership, use or leasing of its assets and properties, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except for such failures to be so qualified, licensed or admitted and in good standing which, individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect on ARGY.

4.2

Capitalization.

(a)

The authorized capital stock of ARGY consists solely of (a) 500,000,000 shares of Common Stock, par value $0.001 per share, (b) 50,000,000 shares of Class A Convertible Preferred Stock, par value $0.001 per share, whose terms and conditions may be expressly determined by resolution of the company's board of directors. Designated as Class A Convertible Preferred Stock, these shares of preferred stock are issuable in various series and may or may not be convertible to common stock, in accordance with the terms of the specific issued series.  The board of directors has the authority to fix by resolution all other rights. As of November 11, 2008: 369,501,136 shares of ARGY Common Stock were issued and outstanding, and no shares of ARGY Class A Convertible Preferred Stock were issued and outstanding. All of the issued and outstanding shares of ARGY Common Stock have been duly authorized and are validly issued, fully paid, nonassessable and free of any preemptive rights with respect thereto.  As of December 8, 2008 there were 2,130,000 “pre-reverse split” shares of ARGY Common Stock reserved for issuance pursuant to the exercise of outstanding stock options, and 3,112,000 “pre-reverse split” shares of ARGY Common Stock reserved for issuance pursuant to the exercise of outstanding common stock purchase warrants.

(b)

All outstanding ARGY stock options and warrants have been duly authorized and validly issued and were issued in substantial compliance with all applicable federal, state and foreign securities Laws. All shares of ARGY Common Stock subject to issuance upon exercise, conversion and/or exchange of ARGY stock options and warrants, upon issuance in accordance with the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable.

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(c)

No ARGY stock option or warrants will by its terms require an adjustment in connection with the Merger, except as contemplated by this Agreement. Neither the consummation of the transactions contemplated by this Agreement, nor any action taken or to be taken by Company in connection with such transactions, will result in (i) any acceleration of exercisability or vesting or lapse of restrictions (including any right to acceleration of vesting or lapse of restrictions that is contingent upon the occurrence of a subsequent event) in favor of any holder of ARGY stock options or warrants, (ii) any additional benefits for any holder of ARGY stock options or warrants, or (iii) the inability of ARGY after the Closing to exercise any right or benefit held by ARGY prior to the Closing with respect to any ARGY stock options or warrants.

(d)

There are no obligations, contingent or otherwise, of ARGY to repurchase, redeem, or otherwise acquire any of its securities. There are no declared or accrued unpaid dividends with respect to ARGY's securities.

(e)

ARGY does not have outstanding or authorized any stock appreciation, phantom stock, profit participation or similar rights.

4.3

No Conflicts; Authorizations.

(a)

The execution and delivery of this Agreement by ARGY will not, and the performance by ARGY of its obligations hereunder and the consummation by ARGY of the transaction contemplated hereby will not, (i) violate the provisions of any of the Charter Documents of ARGY, (ii) violate or conflict with, or constitute a default, an event of default or an event creating rights of acceleration, termination, cancellation, imposition of additional obligations or loss of rights, or require a consent to assignment, under any contract to which ARGY is a party, of which ARGY is a beneficiary or by which ARGY may be bound, which would not reasonably be expected, individually or in the aggregate, materially to impair or delay the ability of ARGY to perform its obligations under this Agreement and consummate the Merger.

(b)

No Authorization or Order of, registration, declaration or filing with, or notice to any Governmental Entity, state or other jurisdiction is required by or with respect to ARGY in connection with the execution and delivery of this Agreement and the consummation of the Merger, except for (i) the filing of the Certificate of Merger with the Secretary of State of Nevada, (ii) such filings as may be required under the Securities Exchange Act of 1934, as amended, and the rules of the OTCBB, and (iii) such filings as may be required under state securities or "Blue Sky" laws.

4.4

SEC Filings; Financial Statements.

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(a)

ARGY has made available to Company, via “EDGAR” public access to all forms, reports and documents required to be filed by it with the SEC since December 31, 2005 (collectively, the "ARGY SEC REPORTS"). ARGY SEC Reports (i) at the time they were filed complied as to form in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)

The consolidated financial statements (including, in each case, any related notes) contained in ARGY SEC Reports complied as to form in all material respects with the applicable rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by the SEC) and fairly presented the consolidated financial position of ARGY as at the respective dates and the consolidated results of its operations and cash flows for the periods indicated (subject, in the case of the unaudited financial statements, to normal year-end recurring adjustments).

(c)

ARGY has no Liabilities except (a) those which are adequately reflected or reserved against as noted above in the Financial Statements included in the most recently filed ARGY SEC Report, and (b) those which have been incurred in the ordinary course of business and consistent with past practice since the last balance sheet date therein or which are not, individually or in the aggregate, material in amount.

4.5

Taxes.

(a)

ARGY has duly and timely filed all Tax Returns required to have been filed by or with respect to ARGY and will duly and timely file all Tax Returns due between the date hereof and the Closing Date.  Each such Tax Return correctly and completely reflects all liability for Taxes and all other information required to be reported thereon.  Any Taxes owed by ARGY (whether or not shown on any Tax Return) have been timely paid (or, if due between the date hereof and the Closing Date, will be duly and timely paid). ARGY has adequately provided for, in its books of account and related records, all liability for all unpaid Taxes, being current Taxes not yet due and payable.

(b)

ARGY has withheld and timely paid all Taxes required to have been withheld and paid by it and has complied with all information reporting

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and backup withholding requirements, including maintenance of required records with respect thereto.

(c)

ARGY indicates that there are no liens for Taxes (other than current Taxes not yet due and payable) upon the assets of ARGY.  ARGY has made available to Company correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by ARGY since December 31, 2005.  Due to a delay in the filing of the ARGY From 10-K for 2007, its Tax filing for 2007, which was due in June 2007, has yet to be filed.  There will be no taxes due upon its filing.

(d)

ARGY indicates that, as of the date of this Agreement, no claim has been made by an authority in a jurisdiction where ARGY does or does not file Tax Returns that it is or may be subject to taxation by that jurisdiction or that it must file Tax Returns.

(e)

ARGY has not taken or agreed to take any action (other than actions contemplated by this Agreement) that would reasonably be expected to prevent the Merger from constituting a "reorganization" under Section 368 of the Code. ARGY is not aware of any agreement or plan to which ARGY is a party or other circumstances relating to ARGY that could reasonably be expected to prevent the Merger from so qualifying as a "reorganization" under Section 368 of the Code.

4.6

Compliance with Law.

(a)

ARGY has complied with each, and is not in violation of, any applicable Law to which ARGY or its business, operations, assets or properties are or have been subject, except where failure to do so would not have a Material Adverse Effect on ARGY.

(b)

No event has occurred and no circumstances exist that (with or without the passage of time or the giving of notice) may result in a violation of, conflict with or failure on the part of ARGY to comply with, any Law.  ARGY has not received notice regarding any such violation of, conflict with, or failure to comply with, any Law.

4.7

Authorizations.

(a)

ARGY holds or lawfully uses in the operation of its business all Authorizations which are necessary for it to conduct its business as currently conducted or as proposed to be conducted or for the ownership and use of the assets owned or used by ARGY in the conduct of its

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business free and clear of all Liens.  Such Authorizations are valid and in full force and effect and none of such Authorizations will be terminated or impaired or become terminable as a result of the transactions contemplated by this Agreement.

4.8

Transfer of Tangible Assets. Upon or after the Closing of the Agreement, all assets of ARGY that are, prior to Closing, considered the current operation business, to include intellectual property rights, shall be divested to the prior Officers and Directors of ARGY in return for the cancellation of the $449,392 of “Debt Available to Management”.

4.9

ARGY Facility Lease.  ARGY is operating its pre-Closing business operations and activities out of its offices in Burlington, Ontario.  As of the Closing, any remaining lease obligations of ARGY shall pass to the existing pre-Closing management and directors of ARGY, along with any other remaining monthly expenses of the pre-Closing business of ARGY that may be ongoing.

4.10

Legal Proceedings. ARGY warrants that there are no actions or proceedings pending or, to the knowledge of ARGY, threatened against, relating to or affecting ARGY which;

(a)

could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the Merger or otherwise result in a material diminution of the benefits contemplated by this Agreement to ARGY or Company or the Surviving Corporation; or

(b)

if determined adversely to ARGY, could reasonably be expected to result in (i) any injunction or other equitable relief against ARGY or Company or the Surviving Corporation or (ii) losses by ARGY, Company or the Surviving Corporation.

4.11

Brokers or Finders. ARGY shall indemnify and hold harmless Company and the officers and directors of Company from any obligations or liabilities to any person or entity engaged by or to whom the ARGY is liable for brokerage and/or finders fees for services rendered in connection with the Merger contemplated by this Agreement.

4.12

Compliance with Securities Laws. The offering and issuance by ARGY of shares of ARGY Common Stock, ARGY stock options, ARGY warrants and the issuance of any shares upon exercise of ARGY stock options or warrants, were made and completed in substantial compliance with all applicable state, federal and foreign securities Laws.

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ARTICLE V

COVENANTS RELATING TO CONDUCT OF BUSINESS

This Article V shall not become effective until this Agreement is no longer subject to termination as provided for in Section 8.1(a)(i). However, notwithstanding the preceding sentence, ARGY shall notify Company and Company shall notify ARGY within two (2) Business Days after either one of them permits, allows, or otherwise causes to occur any event prohibited by this Article V or with respect to which any obligation which would otherwise be imposed upon either one of them by this Article V shall not have been fulfilled or is not being fulfilled.

5.1

Conduct of Business by Company.

(a)

During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, Company shall:

(i)

carry on its business in the usual, regular and ordinary course in a manner consistent with past practice; and

(ii)

use its reasonable best efforts consistent with past practices and policies to preserve intact its present business organization, keep available the services of its present employees and preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it; and

(iii)

use its reasonable best efforts to conduct its business in such a manner that on the Closing Date the representations and warranties of Company contained in this Agreement shall be true and correct, as though such representations and warranties were made on and as of such date, and Company shall use its reasonable best efforts to cause all of the conditions to the obligations of ARGY under this Agreement to be satisfied as soon as practicable following the date hereof.

(b)

During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, except as expressly provided in this Agreement, Company shall not, without the prior written consent of ARGY:

(i)

adopt or propose any amendment to the Charter Documents of Company;

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(ii) d

declare, set aside or pay any dividend or other distribution (whether in cash, stock or other property) with respect to any securities;

(iii)

issue or authorize any stock dividends or engage in any subdivision, reclassification, recapitalization, split, combination or exchange of shares or any similar event with respect to Company Common Stock or (B) make any change in any issued and outstanding securities, or redeem, purchase or otherwise acquire any securities other than the repurchase at cost from employees of shares of Company Common Stock in connection with the termination of their employment pursuant to Company's standard form of option/restricted shares agreement or a cancellation of issued shares at no cost to Company;

(iv)

other than borrowings in the ordinary course of business consistent with past practice pursuant to credit facilities existing on the date of this Agreement or the financing of ordinary course trade payables consistent with past practice, (A) assume, incur or guarantee any Indebtedness, other than endorsements for collection in the ordinary course of business or (B) modify the terms of any existing Indebtedness in any material respect;

(v)

other than Permitted Liens and Liens granted pursuant to credit facilities existing on the date of this Agreement in connection with borrowings permitted under subparagraph (vii), pledge or permit to become subject to Liens any properties or assets of Company;

(vi)

other than travel loans or advances in the ordinary course of business consistent with past practice, make any loans, advances or capital contributions to, or investments in, any other Person;

(vii)

not cancel any debts or waive any claims or rights of substantial value;

(viii)

other than in the ordinary course of business consistent with past practice, (A) amend, modify or terminate, or waive, release or assign any rights under any Company Material Contract, (B) enter into any Contract which, if entered into prior to the date hereof, would have been material to the Company;

(ix)

acquire, or agree to acquire, from any Person any assets, operations, business or securities or engage in, or agree to engage in, any merger, consolidation or other business combination with any Person, that would have a material impact on the Company, or

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(B) acquisitions of inventory and other tangible assets in the ordinary course of business consistent with past practice;

(x)

amend any Company Stock Option, Company Warrant or Other Company Purchase Right or authorize cash payments in exchange for any of the foregoing;

(xi)

make any filings or registrations, with any Governmental Entity, except routine filings and registrations made in the ordinary course of business;

(xii)

take any actions outside the ordinary course of business;

(xiii)

other than as required by GAAP (as advised by its regular independent accounts), make any changes in its accounting methods, principles or practices;

(xiv)

make any Tax election, change its method of Tax accounting or settle any claim relating to Taxes;

(xv)

take any action or omit to do any act within its reasonable control which action or omission which is reasonably likely to result in any of the conditions to the Merger not being satisfied, except as may be required by applicable Law; or

(xvi)

agree, whether in writing or otherwise, to do any of the foregoing.

5.2

Conduct of Business by ARGY.

(a)

During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, ARGY shall:

(i)

carry on its business in the usual, regular and ordinary course in a manner consistent with past practice;

(ii)

use its reasonable best efforts consistent with past practices and policies to preserve intact its present business organization, keep available the services of its present employees and preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with; and

(iii)

use its reasonable best efforts to conduct its business in such a manner that on the Closing Date the representations and warranties of ARGY contained in this Agreement shall be true and correct, as though such representations and warranties were made on and as of

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such date, and ARGY shall use its reasonable best efforts to cause all of the conditions to the obligations of ARGY under this Agreement to be satisfied as soon as practicable following the date hereof.

(b)

During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, except as expressly provided in this Agreement, ARGY shall not, and it shall not, without the prior written consent of Company:

(i)

adopt or propose any amendment to the Charter Documents of ARGY;

(ii)

declare, set aside or pay any dividend or other distribution (whether in cash, stock or other property) with respect to any securities;

(iii)

(A) issue any stock dividends except for any spinoff or engage in any subdivision, reclassification, recapitalization, split, combination or exchange of shares or any similar event with respect to ARGY Common Stock between the Closing Date and the Effective Time or (B) make any change in any issued and outstanding securities, or redeem, purchase or otherwise acquire any securities;

(iv)

not cancel any debts or waive any claims or rights of substantial value;

(v)

make any filings or registrations, with any Governmental Entity, except routine filings and registrations made in the ordinary course of business;

(vi)

take any actions outside the ordinary course of business;

(vii)

other than as required by GAAP (as advised by its regular independent accounts), make any changes in its accounting methods, principles or practices;

(viii)

make any Tax election, change its method of Tax accounting or settle any claim relating to Taxes;

(ix)

take any action or omit to do any act within its reasonable control which action or omission which is reasonably likely to result in any of the conditions to the Merger not being satisfied, except as may be required by applicable Law; or

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(x)

agree, whether in writing or otherwise, to do any of the foregoing.

ARTICLE VI

ADDITIONAL AGREEMENTS

6.1

Action by Written Consent of Majority Shareholders.

(a)

Prior to the execution of this Agreement, ARGY with the assistance of Company, shall prepare take certain actions by written consent of a majority of its shareholders, which exists within the management and directors of ARGY, to authorize (i) ARGY to amend its Articles of Incorporation to add 50,000,000 shares of Class A Convertible Preferred Stock Authorized Stock to its capitalization structure; to provide for a reverse split of ARGY Common Stock issued and outstanding by a ratio of 7.2 to 1; authorized name change of ARGY from Alternate Energy Corp. to Treaty Energy Corp.

6.2

Consent of Company Stockholders.

(a)

Company will indicate its approval of the Merger by a Resolution of its Board of Directors approval of an Action by Written Consent by the Company’s majority shareholders.

6.3

Regulatory Approvals.

(a)

While it is believed that there are no regulatory approvals necessary to Close this Merger, the Company and ARGY shall promptly apply for, and take all actions that may be determined as necessary to obtain or make, as applicable, all Authorizations, Orders, declarations and filings with, and notices to, any Governmental Entity required to be obtained or made by it for the consummation of the transactions contemplated hereby. Each party shall cooperate with and promptly furnish information to the other parties necessary in connection with any requirements that may be imposed upon such other parties in connection with the consummation of the Merger.

6.3

Public Announcements. If there is an initial press release relating to this Agreement, it shall be a joint press release the text of which has been agreed to by each of ARGY and Company.  Thereafter, each of ARGY and Company shall not issue any press release or otherwise make any public statements with respect to this Agreement and the Merger without the prior consent of the other parties (such consent not to be unreasonably withheld or delayed); provided that a party may, without such consent (but after prior consultation to the extent practicable in the circumstances), issue such press releases and make such public statements that it

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believes are required by applicable Law or the rules of the Over-the-Counter Bulletin Board (OTCBB). Notwithstanding the foregoing, a party may make public statements in response to questions from the press, analysts and investors and make internal announcements to employees, so long as such statements and announcements are consistent with previous press releases or public statements made jointly by Company and ARGY.

6.4

Indemnification.

(a)

From and after the Effective Time, the Surviving Corporation shall, to the fullest extent permitted by applicable Law, indemnify, defend and hold harmless, and provide advancement of expenses to, each Person who is now, or has been at any time prior to the date hereof or who becomes prior to the Effective Time, an officer, director or employee of Company (the Indemnified Parties) against all losses, claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement of or in connection with any claim or Action that is based in whole or in part on, or arises in whole or in part out of, the fact that such Person is or was a director, officer or employee of Company, and pertaining to any matter existing or occurring, or any acts or omissions occurring, at or prior to the Effective Time, whether asserted or claimed prior to, or at or after, the Effective Time (including matters, acts or omissions occurring in connection with the approval of this Agreement and the consummation of the transactions contemplated hereby) to the same extent such Persons are entitled to be indemnified or have the right to advancement of expenses as of the date of this Agreement by Company pursuant to the Charter Documents and indemnification agreements of Company, if any, in existence on the date hereof with any directors, officers and employees of Company.

(b)

This Section 6.4 is intended to be for the benefit of, and shall be enforceable by, the Indemnified Parties and their heirs and personal representatives and shall be binding on the Surviving Corporation and its successors and assigns.

(c)

In the event the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each case, proper provision shall be made so that the successors and assigns of the Surviving Corporation honor the indemnification obligations set forth in this Section 6.4.

6.5

Tax Free Reorganization. Each of Company and ARGY shall use their reasonable best efforts to take or cause to be taken any action necessary for the Merger to qualify as a "reorganization" within the meaning of Section 368(a) of

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the Code.  Neither Company nor ARGY shall (and following the Effective Time, ARGY shall cause the Surviving Corporation not to) take any action that would cause the Merger to fail to qualify as a "reorganization" within the meaning of Section 368(a) of the Code.  This Agreement is intended to constitute a "plan of reorganization" within the meaning of Section 1.368-2(g) of the income tax regulations promulgated under the Code.

6.6

Intentionally Left Blank

6.7

Conveyance Taxes. Each of Company and ARGY shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp taxes, any transfer, recording, registration and other fees or any similar taxes which become payable in connection with the transactions contemplated by this Agreement that are required or permitted to be filed on or before the Effective Time.

6.8

Termination Prior to Effective Time. Notwithstanding the receipt of ARGY Stockholder Approval and Company Stockholder Approval or anything in this Agreement to the contrary, the Board of Directors of Company may terminate this Agreement prior to the Effective Time in accordance with NCL.

6.9

Further Assurances. Upon the terms and subject to the conditions hereof, each of the parties hereto shall execute such documents and other instruments and take such further actions as may be reasonably required to carry out the provisions hereof and consummate the Merger and the transactions contemplated by this Agreement.

ARTICLE VII

CONDITIONS TO MERGER

7.1

Conditions to Each Party's Obligation to Effect the Merger. The obligations of ARGY and Company to consummate the Merger are subject to the satisfaction on or prior to the Closing Date of the following conditions:

(a)

Preparation of the Definitive Agreement and other related documents (collectively, the “Definitive Agreement”) containing covenants, agreements, representations, warranties, indemnities and conditions customary for a transaction of this type which shall be mutually agreed upon by the parties and satisfactory to their legal counsel.  Among other things, the parties understand and agree that the Definitive Agreement will contain such provisions necessary to prohibit ARGY from entering into any funding agreements that are convertible into shares of ARGY at a

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“floating” conversion rate”.  A floating conversion rate shall be defined as any conversion rate that does not have a fixed minimum price and converts at a percentage of the price of ARGY’s common stock; and

(b)

Satisfactory completion by Treaty of a due diligence review of the affairs and business of ARGY; and

(c)

Execution of the Definitive Agreement by the parties hereto, and the proper transfer of all of the shares of ARGY common stock being issued to Treaty under the Definitive Agreement; and

(d)

Execution and delivery by ARGY to Treaty of the Articles Amendment, as filed with the Secretary of State of Nevada, and all requisite approvals of the Board of Directors and majority stockholders of ARGY (including, without limitation, execution of the Definitive Agreements, execution and filing of the Articles of Amendment, appointment of a new Board of Directors designated by Treaty, resignation of current officers and directors of ARGY, and the filing of a Form 8-K for the transactions contemplated hereby; and

(e)

ARGY shall provide Treaty with its “Action by Written Consent” by its majority shareholders approving this merger transaction; and

(f)

There being no order, ruling, judgment or decree in effect, including any regulatory agency, which would enjoin or prohibit the Stock Purchase; and

(g)

ARGY shall have no liabilities, other than those listed in the Definitive Agreements and agreed to by Treaty, if any; and

(h)

ARGY shall have no outstanding unresolved SEC issues; and

(i)

ARGY shall have brought all of its 34 Act filings current with the SEC, and have successfully arranged for the filing of a Form 211 via a cooperation Market Maker, and have been returned to the OTCBB; and

(j)

ARGY’s current operating business shall be divested to the current Officers and Directors in return for the cancellation of the $449,392 of Debt Available to Management; and

(k)

ARGY’s shares to be issued to Treaty shareholders are delivered at the closing; and

(l)

ARGY shall warrant that it has no disagreements with its independent auditors or legal counsel; and

(m)

ARGY believes that it has no remaining liability to Russell Rothman with regard to the legal matters discussed in its Form 10-KSB, for the period ended December 31, 2007, on file with the SEC; and

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(n)

ARGY entered into a settlement agreement with InvestorSource Group, LLC that requires payment of $20,000 to be paid in two payments of $10,000 each by October 30, 2008 and November 29, 2008, respectively.  The first such payment was made by advance of $10,000 to ARGY, and the second such payment must be made by November 29, 2008 out of the $500,000 to be paid by Treaty as a portion of this Merger transaction.  Additionally, the settlement agreement requires that the planned restructuring of ARGY be completed with the Merger by December 30, 2008, or the liabilities of ARGY will increase significantly.  (See Settlement Agreement of October 1, 2008 between ARGY and InvestorSource, LLC.

(o)

No temporary restraining order, preliminary or permanent injunction or other Order preventing the consummation of the Merger shall be in effect. No Law shall have been enacted or shall be deemed applicable to the Merger which makes the consummation of the Merger illegal.

ARTICLE VIII

TERMINATION

8.1

Termination.

(a) This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time:

(i)

by either ARGY or Company, without giving any reason therefor; provided that ARGY and Company may agree to terminate this provision at any time prior to the Effective Time;

(ii)

by ARGY or Company if:

(A)

the Merger is not consummated on or before January 15, 2009; provided, however, that the right to terminate this Agreement under this clause (ii)(A) shall not be available to any party whose breach of a representation, warranty, covenant or agreement under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date;

(B)

a Governmental Entity shall have issued an Order or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting

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the Merger, which Order or other action is final and non-appealable;

(iii)

by ARGY if:

(A)

any condition to the obligations of ARGY hereunder becomes incapable of fulfillment other than as a result of a breach by ARGY of any covenant or agreement contained in this Agreement, and such condition is not waived by Company;

(B)

there has been a breach by Company of any representation, warranty, covenant or agreement contained in this Agreement or if any representation or warranty of Company shall have become untrue;

(iv)

by Company if:

(A)

any condition to the obligations of Company hereunder becomes incapable of fulfillment other than as a result of a breach by Company of any covenant or agreement contained in this Agreement, and such condition is not waived by ARGY;

(B)

there has been a breach by ARGY of any representation, warranty, covenant or agreement contained in this Agreement or if any representation or warranty of ARGY shall have become untrue.

8.2

Effect of Termination. In the event of termination of this Agreement as provided in Article VIII, this Agreement shall immediately become void and there shall be no liability or obligation on the part of Company or ARGY or their respective officers, directors, stockholders or affiliates; provided, however, that the provisions of Section 6.3 (Public Announcements) and Articles X and XI of this Agreement shall remain in full force and effect and survive any termination of this Agreement.

8.3

Remedies. Any party terminating this Agreement pursuant to Section 8.1 shall not have the right to recover any damages sustained by such party as a result of any breach by the other party of any representation, warranty, covenant or agreement contained in this Agreement, except in the event of fraud.

ARTICLE IX

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MISCELLANEOUS

9.1

Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given: (a) on the date established by the sender as having been delivered personally; (b) on the date delivered by a private courier as established by the sender by evidence obtained from the courier; (c) on the date sent by facsimile, with confirmation of transmission, if sent during normal business hours of the recipient, if not, then on the next Business Day; or (d) on the fifth day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications, to be valid, must be addressed as follows:

If to ARGY, to: Alternate Energy Corp. 3325 North Service Rd., Unit 105 Burlington, Ontario L7N 3G2 Attn: Blaine Froats Office: 905-332-3110 Fax: 905-332-2068	If to Company, to: Treaty Petroleum, Inc. 310 North Willis Street, Suite 212 Abilene, TX 79603 Attn: Ronda Hyatt Office:325-674-3800 Fax: 325-676-0088

With a required copy to:

Osprey Partners

868 Riverview Dr.

Brielle, NJ  08730

Attn: Michael A. Mulshine

Office: 723-292-0982

Fax: 732-528-9065

or to such other address or to the attention of such Person or Persons as the recipient party has specified by prior written notice to the sending party (or in the case of counsel, to such other readily ascertainable business address as such counsel may hereafter maintain). If more than one method for sending notice as set forth above is used, the earliest notice date established as set forth above shall control.

9.2

Survival. The representations and warranties and covenants and agreements in this Agreement and in any certificate delivered pursuant hereto shall terminate at the Effective Time, except that the covenants and agreements set forth in Articles I, II, VI and this Article IX shall survive the Effective Time.

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9.3

Amendments and Waivers.

(a)

Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective; provided that, after approval of the matters presented in connection with the Merger by Company Stockholders, no amendment or waiver shall be made which by Law requires further approval by a majority of Company Stockholders without such further approval.

(b)

No failure or delay by any party in exercising any right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(c)

To the maximum extent permitted by Law, (i) no waiver that may be given by a party shall be applicable except in the specific instance for which it was given and (ii) no notice to or demand on one party shall be deemed to be a waiver of any obligation of such party or the right of the party giving such notice or demand to take further action without notice or demand.

9.4

Fees and Expenses. Except as set forth in this Section 9.4, all fees and expenses incurred in connection with the Merger, this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses (unless specifically agreed otherwise), whether or not the Merger is consummated.

9.5

Successors and Assigns. This Agreement may not be assigned by any party hereto without the prior written consent of the other parties.  Subject to the foregoing, all of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective executors, heirs, personal representatives, successors and assigns.

9.6

Governing Law. This Agreement and the Exhibits and Schedules hereto shall be governed by and interpreted and enforced in accordance with the Laws of the State of Nevada, without giving effect to any choice of Law or conflict of Laws rules or provisions (whether of the State of Nevada or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Nevada.

9.7

Counterparts. This Agreement may be executed in any number of counterparts, and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become effective when each party hereto shall have received a

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counterpart hereof signed by the other parties hereto. The parties agree that the delivery of this Agreement may be effected by means of an exchange of facsimile signatures with original copies to follow by mail or courier service.

9.8

Entire Agreement. This Agreement and the documents, instruments and other agreements specifically referred to herein or delivered pursuant hereto set forth the entire understanding of the parties hereto with respect to the Merger. All Exhibits and Schedules referred to herein are intended to be and hereby are specifically made a part of this Agreement.  Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement.

9.9

Captions. All captions contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

9.10

Severability. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.11

Specific Performance. ARGY and Company each agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof and that each party shall be entitled to specific performance of the terms hereof, in addition to any other remedy at Law or equity.

ARTICLE X

DEFINITIONS

10.1

Definitions. When used in this Agreement, the following terms shall have the meanings assigned to them in this Section 10.1.

"AFFILIATE" means, with respect to any specified Person, any other Person directly or indirectly controlling, controlled by or under common control with such specified Person.

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"AUTHORIZATION" means any authorization, approval, consent, certificate, license, permit or franchise of or from any Governmental Entity or pursuant to any Law.

"BUSINESS DAY" means a day other than a Saturday, Sunday or other day on which banks located in New York City are authorized or required by Law to close.

"CONTRACT" means any agreement, contract, license, lease, commitment, arrangement or understanding, written or oral, including any sales order and purchase order.

"GOVERNMENTAL ENTITY" means any entity or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to United States federal, state, local, or municipal government, foreign, international, multinational or other government, including any department, commission, board, agency, bureau, subdivision, instrumentality, official or other regulatory, administrative or judicial authority thereof, and any non-governmental regulatory body to the extent that the rules and regulations or orders of such body have the force of Law.

"INDEBTEDNESS" means any of the following: (a) any indebtedness for borrowed money, (b) any obligations evidenced by bonds, debentures, notes or other similar instruments, (c) any obligations to pay the deferred purchase price of property or services, except trade accounts payable and other current Liabilities arising in the ordinary course of business, (d) any obligations as lessee under capitalized leases, (e) any indebtedness created or arising under any conditional sale or other title retention agreement with respect to acquired property, (f) any obligations, contingent or otherwise, under acceptance credit, letters of credit or similar facilities and (g) any guaranty of any of the foregoing.

"LAW" means any statute, law (including common law), constitution, treaty, ordinance, code, order, decree, judgment, rule, regulation and any other binding requirement or determination of any Governmental Entity.

"ORDER" means any award, injunction, judgment, decree, order, ruling, subpoena or verdict or other decision entered, issued or rendered by any Governmental Entity.

"PERSON" means an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated association, a Governmental Entity or any agency, instrumentality or political subdivision of a Governmental Entity, or any other entity or body.

"$" means United States dollars.

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IN WITNESS WHEREOF, ARGY and Company have caused this Agreement to be signed by their respective officers thereunto, duly authorized, all as of the date first written above.

ALTERNATE ENERGY CORP.

By: /s/ Blaine Froats --------------------------------------- Name: Blaine Froats Title: Chairman & Chief Executive Officer

TREATY PETROLEUM, INC.

By: /s/ Ronda Hyatt --------------------------------------- Name: Ronda Hyatt Title: President

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Exhibit 1

Treaty - ARGY Merger		Exhibit 1 (12-8-08).xls

Stock Structure - Pre-Merger	Issued	Authorized
Preferred Stock	0	50,000,000
Common Stock	369,501,136	500,000,000
Common Stock - After Reverse Split	46,000,000	500,000,000
Reverse Split Ratio:	8.032633

Stock Structure - Post-Merger	Issued	Authorized
Preferred Stock		50,000,000
Common Stock	460,000,000	500,000,000

Post-Merger the Common Stock will be held as follows:		Percentage
ARGY holders prior to merger	46,000,000	10.00%
Treaty holders post merger	414,000,000	90.00%

Treaty Holders - Post Merger Breakdown
TK Holdings	397,440,000	86.40%
Osprey Partners	16,560,000	3.60%

Total CS Issued Post-Merger:	460,000,000	100.00%

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Exhibit 2			Exhibit 2 - Payment Schedule 1 (12-12-08).xls
ARGY-Treaty Merger		Updated:	12/17/2008

Payment Schedule

Cash Purchase Amount:	$500,000	Note 2	Note 1
Payments by Check or Wire Transfer:		$71,070
Payments to Escrow Acct:		$78,930	$350,000
	Amounts	Amounts Paid	Payment	Total
Payees	to be Paid	At Closing	Within 90 days	Paid
Pepper Hamilton	$40,000	$10,000	$30,000	$40,000
Amy Trombley	$7,000	$3,500	$3,500	$7,000
Greenberg Traurig	$10,000	$2,500	$7,500	$10,000
Ridout & Maybee	$6,810	$2,000	$4,810	$6,810
Danziker Hockman	$80,000	$10,000	$70,000	$80,000
Sub Total:	$143,810

Aman Law Firm Trust - Wired (Note 3)	$5,070	$5,070		$5,070
Newton Collaboration, LLC - Wired (Note 6)	$3,500	$3,500		$3,500
Newton Collaboration, LLC	$11,723	$11,723		$11,723
M&K CPAS, PLLC - Wired	$10,000	$10,000		$10,000
M&K CPAS, PLLC - Wired (Note 4)	$7,500	$7,500		$7,500
M&K CPAS, PLLC	$7,500	$7,500		$7,500
Investorsource Group, LLC - Checks (Note 5)	$20,000	$20,000		$20,000
Arthur DeJoya - Loan	$10,000	$5,000	$5,000	$10,000
deJoya Griffith & Co - Invoice	$14,500	$4,000	$10,500	$14,500
Amex Payment - for Audits - Wired	$25,000	$25,000		$25,000
Coral Capital Partners (17.5% of Mngt Pmt)	$35,953	$8,000	$27,953	$35,953
Payments to Management	$205,444	$14,707	$190,737	$205,444
Total:	$500,000	$150,000	$350,000	$500,000

Note 1: Treaty will pay the remaining $350,000 as soon as possible after Closing.
It is Treaty's intention to forward these funds to Escrow Agent for distribution within 30 days of Closing, but no longer than 90 days.

Note 2: Treaty will wire $35,000 to pay two (2) of ARGY's liabilities on 9/8/08 or as soon as possible thereafter, with $10,000 to be wired to McElravy, Kinchen & Asssociates, and $25,000 to ARGY for payment of an American Express Invoice, covering earlier accounting expenses that are past due.

Note 3: ARGY had an old legal matter that was settled by Mediation on 10/1/08. The Aman
Law Firm is handling the matter. Funds in the amount of $5,070 were wired by Treaty to ARGY to cover this Aman fee. This amount is deducted from the amount to be paid to Management at Closing. Any additional liabilities that may be incurred in this matter

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will be deducted from amounts to be paid to Management.

Note 4: $7,500 owed to M&K CPAS, PLLC was wired early week of 10/6/08, as part of agreement that they do Q3 10-Q review and file by Nov 14th. An additional amount of $7,500 remains owed to M&K CPAS, and is to be paid out of the Escrow Account.

Note 5: InvestorSource Group, LLC - Settlement Agreement - Paid $10,000 by
Check on Oct 30th, and $10,000 by Check Nov 29th.

Note 6: $3,500 Retainer wired to Randall Newton CPA for work on Q3. Randall agreed to wait until closing for the remaining $11,723 owed.

Exhibit 3

ARGY - Alternate Energy Corp.

Stock Options - Outstanding			Planned Reverse Split Ratio:	8.032633

	Pre-Reverse	Post-Reverse	Pre-Reverse	Post-Reverse	Expiration	Exercise
Name	# of Shares	# of Shares	Exercise Price	Exercise Price	Date	Amount
Jack Wasserman	200,000	24,898	$0.0025	$0.0201	3/9/09	$500.00
Jeff Hayward	600,000	74,695	$0.0025	$0.0201	3/9/09	$1,500.00
Corbee Dutchburn	22,500	2,801	$0.0025	$0.0201	3/9/09	$56.25
Corbee Dutchburn	500,000	62,246	$0.0025	$0.0201	11/28/09	$1,250.00
Sam Dizenzo	500,000	62,246	$0.0025	$0.0201	3/9/09	$1,250.00
Phillip Froats	130,000	16,184	$0.0025	$0.0201	3/9/09	$325.00
Don Froats	50,000	6,225	$0.0025	$0.0201	3/9/09	$125.00
Lesley Witlock	50,000	6,225	$0.0025	$0.0201	3/9/09	$125.00
Suzanne Brydon	55,000	6,847	$0.0025	$0.0201	3/9/09	$137.50
Lyle Goodis	22,500	2,801	$0.0025	$0.0201	3/9/09	$56.25

Total:	2,130,000	265,168				$5,325.00

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